UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021 (May 7, 2021)

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of principal executive offices) (Zip Code)

(201) 363-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 10, 2021, ORBCOMM Inc. (the “Company”) issued a press release announcing the expiration of the 30-day “go-shop” period provided for under the terms of the previously announced definitive merger agreement (the “Merger Agreement”), pursuant to which the Company will be acquired by GI Partners. (“GI Partners”).

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Certain statements discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to our plans, objectives and expectations for future events and include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Such forward-looking statements, including those concerning the Company’s expectations, are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from the results, projected, expected or implied by the forward-looking statements, some of which are beyond the Company’s control, that may cause the Company’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the transaction may not be consummated in a timely manner, if at all; (ii) the risk that the transaction may not be consummated as a result of buyer’s failure to comply with its covenants and that, in certain circumstances, the Company may not be entitled to a termination fee; (iii) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee; (iv) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (v) risks regarding the failure of the buyer to obtain the necessary financing to complete the transaction; (vi) the effect of the announcement of the transaction on the Company’s business relationships (including, without limitation, customers), operating results and business generally; and (vii) risks related to obtaining the requisite consents to the transaction, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. In addition, specific consideration should be given to various factors described in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in our Annual Report on Form 10-K, and other documents, on file with the Securities and Exchange Commission. The Company undertakes no obligation to publicly revise any forward-looking statements or cautionary factors, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction between the Company and GI Partners, the Company will file with the SEC a preliminary Proxy Statement of the Company (the “Proxy Statement”). The Company plans to mail to its stockholders a definitive Proxy Statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, GI PARTNERS, THE PROPOSED TRANSACTION AND RELATED MATTERS. You will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. You also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by the Company with the SEC by accessing the Investor Relations section of the Company’s website at investors.orbcomm.com or by contacting the Company’s Investor Relations at investorrelations@orbcomm.com or calling +1 703.433.6360.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2021 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of ORBCOMM Inc. dated May 10, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

Date: May 10, 2021	By:	/s/ Christian Le Brun
	Name:	Christian Le Brun
	Title:	Executive Vice President, Chief Legal and Human Resources Officer

Exhibit 99.1

ORBCOMM ANNOUNCES EXPIRATION OF “GO-SHOP” PERIOD

Acquisition by GI Partners On Track to Close in the Second Half of 2021

Rochelle Park, NJ, May 10, 2021 – ORBCOMM Inc. (Nasdaq: ORBC), a global provider of Internet of Things (IoT) solutions, today announced the expiration of the 30-day “go-shop” period under the terms of the merger agreement between ORBCOMM and GI Partners, a leading US-based investor in data infrastructure businesses, which was previously announced on April 8, 2021. The “go-shop” period expired at 11:59 pm ET on May 7, 2021. No alternative acquisition proposals were received by ORBCOMM during the “go-shop” period.

Pursuant to the merger agreement, during the “go-shop” period, ORBCOMM, with the assistance of PJT Partners and Raymond James, ORBCOMM’s financial advisors, actively solicited alternative acquisition proposals from third parties that they believed might be interested in a possible alternative transaction. During this process, ORBCOMM, PJT Partners and Raymond James engaged with more than 50 parties. ORBCOMM is now subject to customary “no-shop” restrictions that limit its and its representatives’ ability to solicit alternative acquisition proposals from third parties, subject to customary “fiduciary out” provisions.

The transaction is expected to close in the second half of 2021, subject to the satisfaction of customary closing conditions, including approval by ORBCOMM stockholders and the receipt of required regulatory approvals. Upon completion of the transaction, ORBCOMM will become a privately-held company, and its common stock will no longer be listed on the Nasdaq Stock Market.

About ORBCOMM Inc.

ORBCOMM (Nasdaq: ORBC) is a global leader and innovator in the industrial Internet of Things, providing solutions that connect businesses to their assets to deliver increased visibility and operational efficiency. The company offers a broad set of asset monitoring and control solutions, including seamless satellite and cellular connectivity, unique hardware and powerful applications, all backed by end-to-end customer support, from installation to deployment to customer care. ORBCOMM has a diverse customer base including premier OEMs, solutions customers and channel partners spanning transportation, supply chain, warehousing and inventory, heavy equipment, maritime, natural resources, and government. For more information, visit www.orbcomm.com. You can also connect with ORBCOMM at https://blog.orbcomm.com, on Twitter at @ORBCOMM_Inc, at https://www.linkedin.com/company/orbcomm or https://www.youtube.com/c/ORBCOMM_Inc.

About GI Partners

Founded in 2001, GI Partners is a private investment firm based in San Francisco, California. The firm has raised over $27 billion in capital from leading institutional investors around the world to invest in private equity, real estate, and data infrastructure strategies. The private equity team invests primarily in companies in the Healthcare, IT Infrastructure, Services, and Software sectors. The real estate team invests across a broad range of platforms and strategies. The data infrastructure team invests primarily in hard asset infrastructure businesses underpinning the digital economy. For more information on GI Partners and its entire portfolio, please visit www.gipartners.com.

Forward-Looking Statements

Certain statements discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to our plans, objectives and expectations for future events and include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Such forward-looking statements, including those concerning ORBCOMM’s expectations, are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from the results, projected, expected or implied by the forward-looking statements, some of which are beyond ORBCOMM’s control, that may cause ORBCOMM’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the transaction may not be consummated in a timely manner, if at all; (ii) the risk that the transaction may not be consummated as a result of buyer’s failure to comply with its covenants and that, in certain circumstances, ORBCOMM may not be entitled to a termination fee; (iii) the risk that the definitive merger agreement may be terminated in circumstances that require ORBCOMM to pay a termination fee; (iv) risks related to the diversion of management’s attention from ORBCOMM’s ongoing business operations; (v) risks regarding the failure of the buyer to obtain the necessary financing to complete the transaction; (vi) the effect of the announcement of the transaction on ORBCOMM’s business relationships (including, without limitation, customers), operating results and business generally; and (vii) risks related to obtaining the requisite consents to the transaction, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. In addition, specific consideration should be given to various factors described in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in our Annual Report on Form 10-K, and other documents, on file with the Securities and Exchange Commission. ORBCOMM undertakes no obligation to publicly revise any forward-looking statements or cautionary factors, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction between ORBCOMM and GI Partners, ORBCOMM will file with the SEC a preliminary Proxy Statement of ORBCOMM (the “Proxy Statement”).

ORBCOMM plans to mail to its stockholders a definitive Proxy Statement in connection with the proposed transaction. ORBCOMM URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ORBCOMM, GI PARTNERS, THE PROPOSED TRANSACTION AND RELATED MATTERS. You will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by ORBCOMM with the SEC at the website maintained by the SEC at www.sec.gov. You also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by ORBCOMM with the SEC by accessing the Investor Relations section of ORBCOMM’s website at investors.orbcomm.com or by contacting ORBCOMM’s Investor Relations at investorrelations@orbcomm.com or calling +1 703.462.3894.

Participants in the Solicitation

ORBCOMM and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from ORBCOMM’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of ORBCOMM in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about ORBCOMM’s directors and executive officers in ORBCOMM’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2021 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from ORBCOMM using the contact information above.

ORBCOMM Contacts

For Investors:	For Trade Media:
Michelle Ferris	Sue Rutherford
Senior Director of Corporate Communications	VP of Marketing
+1 703.462.3894	+1 613.290.1169
ferris.michelle@orbcomm.com	rutherford.sue@orbcomm.com
investorrelations@orbcomm.com	mediarelations@orbcomm.com

GI Partners Media Contacts
Chris Tofalli	Emily Kuan
Chris Tofalli Public Relations LLC	GI Partners
Chris@tofallipr.com	ekuan@gipartners.com